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                                                                   EXHIBIT 10.15

                             AMENDMENT NO. 1 TO THE
                                7% NOTE DUE 2002

                                                   Dated as of December 19, 2002

          AMENDMENT NO.1 TO THE 7% NOTE DUE 2002 between PRIVATE MEDIA GROUP, INC., a Nevada corporation (the "Issuer") and COMMERZBANK AKTIENGESELLSCHAFT, a stock corporation organized under the laws of the Federal Republic of Germany (the "Holder").

          PRELIMINARY STATEMENTS:

          (1) The Issuer has issued to the Holder a 7% Note Due 2002 dated December 21, 2001 (the "Note"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note.

          (2) The Issuer has requested that the Holder agree to amend the Note, including by extending the maturity of the Note.

          (3) The Holder is, on the terms and conditions stated below, willing to grant the request of the Issuer, and the Issuer and the Holder have agreed to amend the Note and extend the maturity of the Note as hereinafter set forth.

          SECTION 1. Amendments to Note. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, the Note is hereby amended by amending sub-paragraph (C) of the definition of "Equity Interests" in Section 1.02 of the Note in full as follows:

     "(C) securities, or any other Debt, convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) the Issuer or any of its subsidiaries or warrants, rights or options for the purchase or other acquisition from the Issuer or any of its subsidiaries of such shares (or such other interests), and".

          SECTION 2. Extension of Maturity of the Note. The Note is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by deleting the date "December 20, 2002" in the first paragraph of the Note and substituting for such date the date "March 20, 2003". Upon satisfaction of all of the conditions precedent set forth in Section 3, the Holder shall be authorized to endorse on the Note the following legend: "The maturity of this Note has been extended to March 20, 2003 pursuant to Amendment No. 1 to this Note dated as of December 19, 2002" or a legend of similar effect.

          SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, on or before December 20, 2002 the Holder shall have received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Holder (unless otherwise specified), and in form and substance satisfactory to the Holder (unless otherwise specified):

          (a)    A counterpart of this Amendment executed by the Issuer.

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          (b)    Counterparts of the consent attached hereto executed by each of
     Slingsby Enterprises Limited, a company organized and existing under the laws of Gibraltar (the "Shareholder") and Berth H. Milton Jr.

          (c) Certified copies of (i) the resolutions of the Board of Directors of (A) the Issuer approving this Amendment and the matters contemplated hereby and (B) the Shareholder evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

          (d) A certificate of the Secretary or an Assistant Secretary of each of the Issuer and the Shareholder certifying the names and true signatures of the officers of the Issuer and the Shareholder authorized to sign this Amendment and the Consent, as applicable, and the other documents to be delivered hereunder and thereunder.

          (e) A favorable opinion of Woodburn & Wedge, Nevada counsel for the Issuer, as to such matters as the Holder may reasonably request.

          (f) A favorable opinion of Guzik & Associates, New York counsel for the Issuer, the Shareholder and Berth H. Milton Jr., as to such matters as the Holder may reasonably request.

          (g) A favorable opinion of Isola & Isola, Gibraltar counsel for the Shareholder, as to such matters as the Holder may reasonably request.

          SECTION 4. Repetition of Representations and Warranties. The representations and warranties set forth in Section 2.01 of the Note are hereby made by the Issuer on and as of the date hereof, before and after giving effect to this Amendment, having regard to the facts and circumstances existing as of the date hereof and as though each reference in such Section 2.01 to the "Note" shall mean and be a reference to the Note, as amended by this Amendment, and each reference to the "Note Documents" shall include a reference to this Amendment.

          SECTION 5. Reference to and Effect on the Note. (a) On and after the effectiveness of this Amendment, each reference in the Note to "this Note", "hereunder", "hereof" or words of like import referring to the Note, and each reference in the Note and each of the other Note Documents to "the Note", "thereunder", "thereof" or words of like import referring to the Note, shall mean and be a reference to the Note, as amended by this Amendment.

          (b) The Note, as specifically amended by this Amendment, and the other Note Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Guaranty shall continue to guaranty payment of all obligations of the Issuer under the Note Documents and the Pledge Agreement and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Shareholder under the Note Documents, in each case as amended by this Amendment.

                                        2

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          (c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Holder under any of the Note Documents, nor constitute a waiver of any provision of any of the Note Documents.

          SECTION 6. Costs and Expenses. The Issuer agrees to pay on demand all costs and expenses of the Holder in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Holder) in accordance with the terms of Section 5.05 of the Note.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an original executed counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PRIVATE MEDIA GROUP, INC.


                                        By    /s/
                                              ----------------------------------
                                              Title:
                                              Name:


                                        COMMERZBANK AKTIENGESELLSCHAFT

                                        By    /s/
                                              ----------------------------------
                                              Title:
                                              Name:

                                        3

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                                     CONSENT

                                                   Dated as of December 19, 2002

          The undersigned, SLINGSBY ENTERPRISES LIMITED, a company organized and existing under the laws of Gibraltar (the "Shareholder") and BERTH H. MILTON, JR., a resident of Spain and Chairman of Private Media Group, Inc. (the "Issuer"), refer to:

          (a) the 7% Note Due 2002 dated December 21, 2001 (the "Note") issued by the Issuer to Commerzbank Aktiengesellschaft, a stock corporation organized under the laws of the Federal Republic of Germany (the "Holder");

          (b) the Shareholder Guaranty dated as of December 21, 2001 (the "Guaranty") from the Shareholder in favor of the Holder and any other holder of the Note from time to time;

          (c) the Pledge Agreement dated December 21, 2001 (the "Pledge Agreement") from the Shareholder in favor of the Holder and any other holder of the Note from time to time;

          (d) the Exchange Agreement dated as of December 21, 2001 (the "Exchange Agreement") among the Shareholder, the Issuer and the Holder;

          (e) the Registration Rights Agreement dated as of December 21, 2001 (the "Registration Rights Agreement") by and among the Issuer, Berth H. Milton, Jr., the Shareholder and the Holder; and

          (f) the Amendment No. 1 to the 7% Note Due 2002 to be entered into among the Issuer and the Holder and pursuant to which the Note shall be amended including by extending the maturity thereof until March 20, 2003 (the "Amendment").

          Each of the undersigned hereby consents to such Amendment and hereby confirms and agrees that: (a) notwithstanding the effectiveness of such Amendment, each of the Guaranty, Pledge Agreement, Exchange Agreement and Registration Rights Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty, Pledge Agreement, Exchange Agreement and Registration Rights Agreement to the "Note", "thereunder", "thereof" or words of like import shall mean and be a reference to the Note, as amended by such Amendment, (b) the Guaranty does, and shall continue to, guaranty the payment of the Guaranteed Obligations (as defined therein), and (c) the Pledge Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).

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SIGNED SEALED AND DELIVERED by             )
                                           )
__________________________________ the     )
duly appointed attorney for and on behalf  )
of SLINGSBY ENTERPRISES LIMITED by virtue  )
of a Power of Attorney dated the ________  )
day of ______________________, _______in   )
the presence of:                           )
                                           )
-----------------------------------------        /S/
(Signature of witness)                     )     ------------------------------
                                           )     (Signature of attorney)
-----------------------------------------  )
(Name of witness)


                                              BERTH H. MILTON, JR

                                              /s/
                                              ------------------------------